UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2012

WEATHERFORD INTERNATIONAL LTD.

(Exact name of registrant as specified in its charter)

Switzerland	001-34258	98-0606750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4-6 Rue Jean-François Bartholoni 1204 Geneva Switzerland		Not Applicable
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 41.22.816.1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

For purposes of the Registration Statement on Form S-3 (Registration No. 333-169400, Registration No. 333-169400-01 and Registration No. 333-169400-02) (the “Registration Statement”) of Weatherford International Ltd., a Swiss joint-stock corporation, as registrant, and its subsidiaries Weatherford International Ltd., a Bermuda exempted company, and Weatherford International, Inc., a Delaware corporation, as co-registrants, the computation of the Ratio of Earnings to Fixed Charges for the years ended December 31, 2011, 2010, 2009, 2008 and 2007 is filed herewith as Exhibit 12.1 and is incorporated by reference into this Current Report on Form 8-K and the Registration Statement.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

12.1	Computation of the Ratio of Earnings to Fixed Charges for the years ended December 31, 2011, 2010, 2009, 2008 and 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEATHERFORD INTERNATIONAL LTD.

	By:	/s/ Joseph C. Henry
Joseph C. Henry Senior Vice President, Co-General Counsel and Corporate Secretary
Date: March 30, 2012

INDEX TO EXHIBIT

Number	Exhibit

12.1	Computation of the Ratio of Earnings to Fixed Charges for the years ended December 31, 2011, 2010, 2009, 2008 and 2007.